John Hancock Capital Series
John Hancock Classic Value Fund (the fund)
Supplement dated 12-8-09 to the current Prospectus
Under the section of the Prospectus entitled “Who’s who — Investment adviser — Management fee,” the disclosure regarding the fund’s management fee schedule is modified by the following:
Effective as of October 1, 2009, the fund pays John Hancock Advisers, LLC (the Adviser) a management fee stated as an annual percentage of the fund’s net assets determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund:

Average Daily Net Assets	Annual Rate

First $2.5 billion	0.790%
Next $2.5 billion	0.780%
Excess over $5 billion	0.770%
Effective as of October 1, 2009, the Adviser terminated the arrangement whereby the Adviser voluntarily agreed to waive its advisory fees payable by the fund in an amount equal to 0.10% of the fund’s average daily net assets, on an annualized basis, which was disclosed in a Prospectus supplement dated June 19, 2009, and which had been in effect since May 1, 2009.
You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.

John Hancock Capital Series
John Hancock Classic Value Fund (the “Fund”)
Supplement dated 12-8-09 to the current Statement of Additional Information (the “SAI”)
Under the section of the SAI entitled “Investment Advisory and Other Services,” the disclosure regarding the Fund’s management fee and subadvisory fee schedules is modified by the following:
Effective as of October 1, 2009, the Fund pays John Hancock Advisers, LLC (the “Adviser”) a management fee daily based on a stated annual percentage of the Fund’s average daily net assets determined in accordance with the following schedule:

Average Daily Net Assets	Annual Rate

First $2.5 billion	0.790%
Next $2.5 billion	0.780%
Excess over $5 billion	0.770%
Effective as of October 1, 2009, the Adviser pays Pzena Investment Management, LLC (“Pzena”) a subadvisory fee based on a stated annual percentage of the Fund’s average daily net assets determined in accordance with the following schedule:

Average Daily Net Assets	Annual Rate

First $2.5 billion	0.340%
Next $2.5 billion	0.330%
Excess over $5 billion	0.320%
Effective as of December 8, 2009, the Adviser has agreed to waive the impact upon Pzena of the breakpoint of 0.320% in the annual subadvisory fee rate payable to Pzena under the Sub-Investment Management Contract between Pzena and the Adviser, dated November 8, 2002 and most recently amended as of October 1, 2009, on average daily net assets in excess of $5 billion. Accordingly, the Adviser will pay Pzena 0.330% on average daily net assets in excess of $2.5 billion. This waiver shall be borne fully by the Adviser and shall have no impact upon the advisory fee rate paid by the Fund to the Adviser under the Investment Management Contract between the Fund and the Adviser, dated November 8, 2002 and most recently amended as of October 1, 2009.
You should read this Supplement in conjunction with the SAI and retain it for your future reference.